UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 2, 2020

Cognizant Technology Solutions Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West
500 Frank W. Burr Blvd.
Teaneck,	New Jersey	07666
(Address of Principal Executive Offices)		(Zip Code)
(201) 801-0233
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	CTSH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Cognizant Technology Solutions Corporation (the "Company") held its annual meeting of shareholders (the "Annual Meeting") on Tuesday, June 2, 2020. At the close of business on April 6, 2020, the record date for the determination of shareholders entitled to vote at the Annual Meeting (the “Record Date”), there were 541,055,494 shares of the Company’s Class A Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 485,105,402 shares of Class A Common Stock were present or represented by proxy at the Annual Meeting, representing approximately 89.7% of the Company’s outstanding shares of Class A Common Stock as of the Record Date.

The following are the voting results on the four proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 22, 2020.

At the Annual Meeting, all of the directors were re-elected, Proposals 2 and 3 were approved and Proposal 4 was not approved.

Proposal 1. Election of Directors

The vote with respect to the election of directors was as follows:

	For	Against	Abstain	Broker Non-Votes
Zein Abdalla	449,084,482	4,005,663	223,888	31,791,369
Vinita Bali	418,530,245	34,592,135	191,653	31,791,369
Maureen Breakiron-Evans	442,783,291	10,323,511	207,231	31,791,369
Archana Deskus	443,885,400	9,223,212	205,421	31,791,369
John M. Dineen	452,380,642	681,554	251,837	31,791,369
John N. Fox, Jr.	425,650,243	27,465,830	197,960	31,791,369
Brian Humphries	452,806,943	327,918	179,172	31,791,369
Leo S. Mackay, Jr.	446,270,686	6,839,473	203,874	31,791,369
Michael Patsalos-Fox	443,357,507	9,754,016	202,510	31,791,369
Joseph M. Velli	446,752,580	6,357,184	204,269	31,791,369
Sandra S. Wijnberg	440,628,466	12,478,716	206,851	31,791,369

Proposal 2. Advisory Vote on Executive Compensation (Say-on-Pay)

The advisory vote on the compensation of the Company’s named executive officers was as follows:

For	Against	Abstain	Broker Non-Votes
409,636,688	43,045,967	631,378	31,791,369

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was as follows:

For	Against	Abstain	Broker Non-Votes
457,464,541	27,439,349	201,512	-

Proposal 4. Shareholder Proposal Regarding Shareholder Action by Written Consent

The vote with respect to the shareholder proposal requesting that the board of directors take action as necessary to permit shareholder action by written consent was as follows:

For	Against	Abstain	Broker Non-Votes
77,487,523	374,525,089	1,301,421	31,791,369

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ Matthew W. Friedrich
Name:	Matthew W. Friedrich
Title:	Executive Vice President, General Counsel and Chief Corporate Affairs Officer

Date: June 5, 2020